UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

 ARATANA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice R

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 06, 2019

ARATANA THERAPEUTICS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 10, 2019

Date: June 06, 2019

Location: Aratana Therapeutics, Inc.

Time: 8:00 AM CDT

ARATANA THERAPEUTICS, INC.

11400 TOMAHAWK CREEK PARKWAY SUITE 340

LEAWOOD, KS 66211

                                    11400 Tomahawk Creek Parkway

                       Leawood, KS 66211

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these  shares.  This  communication  presents  only  an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions. Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement2. Annual Report

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Vote By Mail: You can v ote by

mail by requesting a paper copy of the m The Board of Directors recommends you vote

FOR the following:

1.  Election of Directors

Nominees

01  Craig A. Barbarosh, Esq 02  David L. Brinkley03  Robert P. Roche, Jr.04  Craig A. Tooman

The Board of Directors recommends you vote FOR the following proposal:

2.  To approve, in an advisory vote, our named executive officers' compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.  To approve, in an advisory vote, the frequency, in future years, of an advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

4.  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2019.

NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the

Annual Meeting or any continuation, postponement, or adjournment thereof.

   materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote

FOR the following:

1.  Election of Directors

Nominees

01 Craig A. Barbarosh, Esq.                   02 David L. Brinkley03 Robert P. Roche, Jr.04 Craig A. Tooman

The Board of Directors recommends you vote FOR the following proposal:

2.  To approve, in an advisory vote, our named executive officers' compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.  To approve, in an advisory vote, the frequency, in future years, of an advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

4.  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2019.

NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the

Annual Meeting or any continuation, postponement, or adjournment thereof.